UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   June 22, 2006
                                                 ____________________________



                Prudential Bancorp, Inc. of Pennsylvania
_____________________________________________________________________________
          (Exact name of registrant as specified in its charter)




Pennsylvania                          000-51214                 68-0593604
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                         Identification No.)




1834 Oregon Avenue, Philadelphia, Pennsylvania                       19145
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code   (215) 755-1500
                                                   __________________________




                                Not Applicable
_____________________________________________________________________________
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure
            ________________________

     On June 22, 2006, Prudential Bancorp, Inc. of Pennsylvania (the "Company") issued a press release announcing the declaration of the Company's quarterly cash dividend. For additional information, reference is made to the Company's press release, dated June 22, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which it may be incorporated.

Item 9.01   Financial Statements and Exhibits
            _________________________________

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   The following exhibit is included with this Report:


         Exhibit No.       Description
         _____________     ________________________________________________
         99.1              Press release dated June 22, 2006

















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA



                         By:  /s/ Thomas A. Vento
                             ______________________________________________
                             Name:  Thomas A. Vento
                             Title: President and Chief Executive Officer


Date: June 22, 2006
































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                                EXHIBIT INDEX


        Exhibit No.       Description
        _______________   ___________________________________________________
        99.1              Press release dated June 22, 2006